INCOME TAXES - Income tax expenses (recovery) (Details) - CAD ($)	12 Months Ended
	Mar. 31, 2023	Mar. 31, 2022
INCOME TAXES
Loss for the year before income tax	$ (48,492,996)	$ (54,691,130)
Statutory tax rate	26.50%	26.50%
Expected income tax (recovery)	$ (12,850,644)	$ (14,493,149)
Non-deductible items and other	4,386,452	2,246,077
Foreign tax rate differences	89,097	(34,898)
Deferred taxes on company's part of spin out	11,355,557
Change in deferred tax assets not recognized	$ (2,980,462)	$ 12,281,970